UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

Hyperliquid Strategies Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42985	39-3284080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Madison Avenue, 22nd Floor
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 883-4330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PURR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2026, Hyperliquid Strategies Inc (the “Company”) issued a press release announcing its financial results for the second fiscal quarter and six months ended December 31, 2025. A copy of the press release is included as Exhibit 99.1 to this report.

The information in this report under this item, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the exhibit, shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On February 11, 2026, the Company released a slide presentation related to its results of operations for the second fiscal quarter and six months ended December 31, 2025. A copy of this slide presentation is furnished as Exhibit 99.2 to this report. The slide presentation should be read together with the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Quarterly Report on Form 10-Q for the quarter ended December 31, 2025 once available.

The presentation will also be available on the Company’s website, www.hypestrat.xyz, upon its relaunch later today. The Company intends to use its website as a means of disclosing information that may be considered material, non-public and for complying with the Company’s disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s website, in addition to following its press releases, SEC filings, public conference calls, presentations and webcasts. The Company may also use social media channels to communicate with its investors and the public about the Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, the Company’s website or social media channels is not incorporated by reference into, and is not a part of, this document.

The information contained in this Item 7.01 as well as in Exhibit 99.2 shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Hyperliquid Strategies Inc. press release, dated February 11, 2026.
99.2	Hyperliquid Strategies Inc. presentation, dated February 11, 2026.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERLIQUID STRATEGIES INC

Date:	February 11, 2026	By:	/s/ David Schamis
Name: David Schamis Title: Chief Executive Officer